UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of the earliest event reported):  September 22, 2009

China INSOnline Corp.
(Exact name of registrant as specified in charter)

Delaware	0-20532	74-2559866
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Room 42, 4F, New Henry House, 10 Ice House Street, Central, Hong Kong	N/A
(Address of principal executive offices)	(Zip code)

Registrant's telephone number, including area code:	(011) 00852-25232986

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.02  Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

On September 22, 2009, the management of China INSOnline Corp., a Delaware corporation (the “Company”), concluded that the Company’s previously issued unaudited condensed consolidated financial statements for the three and nine months ended March 31, 2009, included in the Company’s Quarterly Report on Form 10-Q filed with the U.S. Securities and Exchange Commission on May 15, 2009 (the “10-Q”), contained the errors specified below and should no longer be relied upon. Therefore, the Company plans to restate its financial statements for such period and will present the restated financial statements in an amendment to the 10-Q which the Company expects to file on or before September 28, 2009.  Such restatement pertains to the following issues:

•
The recording of the goodwill of $4,473,787 in accordance with Statement of Financial Accounting Standards No. 141, “Business Combinations”, and Statement of Financial Accounting Standards No. 142, “Goodwill and Other Intangible Assets”, as of March 31, 2009. As discussed in Note 2, “Restatement of Unaudited Condensed Consolidated Financial Statements,” of the subject Notes to Unaudited Condensed Consolidated Financial Statements, the correction of this error from previously reported information as of March 31, 2009 has resulted in a change in the classification in the balance sheet of the insurance license – indefinite life of $4,473,787 to goodwill of $4,473,787. This results in the classification in the balance sheet of goodwill of $4,473,787 as of March 31, 2009, as compared to a previously reported insurance license – indefinite life of $4,473,787. Such restatement relates solely to the correction of the balance sheet as of March 31, 2009 and does not impact any other periods or financial statements presented in the amended 10-Q.

•
The recording of the repayment from a former shareholder of a company acquired on October 28, 2008 (“GHIA”) of $1,019,759 should be classified as investing activities in accordance with the cash flow classification guidance from the Statement of Financial Accounting Standards No. 95, “Statement of Cash Flow” for the nine months ended March 31, 2009.  As discussed in Note 2, “Restatement of Unaudited Condensed Consolidated Financial Statements,” of the subject Notes to Unaudited Condensed Consolidated Financial Statements, the correction of this error from previously reported information for the three and nine months ended March 31, 2009 has resulted in a change in the classification of the repayment from a former shareholder of GHIA of $1,019,759 in the statements of cash flows. This results in a decrease in net cash provided by operating activities and a decrease in net cash used in investing activities to $8,353,356 and $12,468,867, respectively, as compared to previously reported net cash provided by operating activities and net cash used in investing activities of $9,373,115 and $13,488,626, respectively.  Such restatement relates solely to the correction of the classification of the statement of cash flows for the nine months ended March 31, 2009 and does not impact any other periods or financial statements presented in the amended 10-Q.

The decision to restate the financial statements as of and for the three and nine months ended March 31, 2009 was approved by the Company’s board of directors (the “Board”) on September 25, 2009. Representatives of the Board and members of the Company’s executive management team have discussed the above matters disclosed in this Item 4.02(a) with the Company’s independent registered public accounting firm.

Also on September 22, 2009, the management of the Company concluded that the Company’s previously issued unaudited condensed consolidated financial statements for the three and six months ended December 31, 2008, included in the Company’s Quarterly Report on Form 10-Q filed with the U.S. Securities and Exchange Commission on February 16, 2009 (the “Quarterly Report”), contained the errors specified below and should no longer be relied upon. Therefore, the Company plans to restate its financial statements for such period and will present the restated financial statements in an amendment to the Quarterly Report which the Company expects to file on or before September 28, 2009.  Such restatement pertains to the following issues:

•
The recording of the goodwill of $4,473,787 in accordance with Statement of Financial Accounting Standards No. 141, “Business Combinations”, and Statement of Financial Accounting Standards No. 142, “Goodwill and Other Intangible Assets”, as of December 31, 2008. As discussed in Note 2, “Restatement of Unaudited Condensed Consolidated Financial Statements,” of the subject Notes to Unaudited Condensed Consolidated Financial Statements, the correction of this error from previously reported information as of December 31, 2008 has resulted in a change in the classification in the balance sheet of the intangible asset - insurance license of $4,473,787 to goodwill of $4,473,787. This results in the classification in the balance sheet of goodwill of $4,473,787 as of December 31, 2008, as compared to a previously reported intangible asset - insurance license of $4,473,787. Such restatement relates solely to the correction of the balance sheet as of December 31, 2008 and does not impact any other periods or financial statements presented in the amended Quarterly Report.

•
The recording of the repayment from a former shareholder of a company acquired on October 28, 2008 (“GHIA”) of $1,019,759 should be classified as investing activities in accordance with the cash flow classification guidance from the Statement of Financial Accounting Standards No. 95, “Statement of Cash Flow” for the six months ended December 31, 2008.  As discussed in Note 2, “Restatement of Unaudited Condensed Consolidated Financial Statements,” of the subject Notes to Unaudited Condensed Consolidated Financial Statements, the correction of this error from previously reported information for the three and six months ended December 31, 2008 has resulted in a change in the classification of the repayment from a former shareholder of GHIA of $1,019,759 in the statements of cash flows. This resulted in a decrease in net cash provided by operating activities and a decrease in net cash used in investing activities to $2,804,856 and $4,805,537, respectively, as compared to previously reported net cash provided by operating activities and net cash used in investing activities of $3,824,615 and $5,825,296, respectively.  Such restatement relates solely to the correction of the classification of the statement of cash flows for the six months ended December 31, 2008 and does not impact any other periods of financial statements presented in the amended Quarterly Report.

The decision to restate the financial statements as of and for the three and six months ended December 31, 2008 was approved by the Board on September 25, 2009. Representatives of the Board and members of the Company’s executive management team have discussed the above matters disclosed in this Item 4.02(a) with the Company’s independent registered public accounting firm.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 25, 2009	CHINA INSONLINE CORP.

	By:	/s/ Junjun Xu
	Name:	Junjun Xu
	Its:	Chief Executive Officer